Exhibit 99.1

Marathon Digital Holdings Appoints Vicki Mealer-Burke to Its Board of Directors

Fort Lauderdale, FL – April 5, 2024 – Marathon Digital Holdings, Inc. (NASDAQ:MARA) (“Marathon” or “Company”), one of the world’s largest publicly traded Bitcoin miners and a leader in supporting and securing the Bitcoin ecosystem, today announced the appointment of Vicki Mealer-Burke to its board of directors, effective April 1, 2024. With this addition, Marathon’s board is now comprised of eight directors, including seven independent directors and one inside director.

Vicki Mealer-Burke brings a wealth of experience to Marathon from her 26 years in executive leadership at Qualcomm Incorporated, where she held roles that range from global business development, product management, operations, and human resources. Throughout her career at Qualcomm, Mealer-Burke contributed to Qualcomm’s growth, which grew from $2 billion in revenues and 6,000 employees to over $36 billion and 50,000 employees. Her tenure as Qualcomm’s first Chief Diversity Officer highlights her dedication and skill in cultivating inclusive and purpose-driven cultures. She has also served as a member of the board of directors of the Make-A-Wish Foundation of San Diego and LEAD San Diego.

Since September 2022, Mealer-Burke has been serving on Marathon’s advisory board, where she has provided guidance on the organization, product strategies, compensation and retention strategies, and ESG and DEI strategies. She holds a Bachelor of Business Administration in Management Information Systems from Iowa State University and a Master of Arts in Administration from The Ohio State University.

“Vicki has been a valuable advisor to Marathon since 2022,” said Fred Thiel, Marathon’s chairman and CEO. “Now that she has transitioned to a member of our board of directors, Marathon can further benefit from her extensive leadership and expertise. We welcome her to the board and look forward to how her insights, experience, and guidance can continue to contribute to Marathon’s strategic direction and growth.”

Vicki Mealer-Burke added, “As the leader in its industry, Marathon is committed to building a more sustainable and inclusive future with innovative Bitcoin mining technologies. I look forward to working with the management team and the rest of the board to further Marathon’s success in this dynamic and rapidly growing industry.”

Investor Notice

Investing in our securities involves a high degree of risk. Before making an investment decision, you should carefully consider the risks, uncertainties and forward-looking statements described under “Risk Factors” in Item 1A of our most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on February 28, 2024. If any of these risks were to occur, our business, financial condition or results of operations would likely suffer. In that event, the value of our securities could decline, and you could lose part or all of your investment. The risks and uncertainties we describe are not the only ones facing us. Additional risks not presently known to us or that we currently deem immaterial may also impair our business operations. In addition, our past financial performance may not be a reliable indicator of future performance, and historical trends should not be used to anticipate results in the future. See “Forward-Looking Statements” below.

Forward-Looking Statements

Statements made in this press release include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements can be identified by the use of words such as “may,” “will,” “plan,” “should,” “expect,” “anticipate,” “estimate,” “continue,” or comparable terminology. Such forward-looking statements are inherently subject to certain risks, trends and uncertainties, many of which the Company cannot predict with accuracy and some of which the Company might not even anticipate and involve factors that may cause actual results to differ materially from those projected or suggested. Readers are cautioned not to place undue reliance on these forward-looking statements and are advised to consider the factors listed above together with the additional factors under the heading “Risk Factors” in the Company’s Annual Reports on Form 10-K, as may be supplemented or amended by the Company’s Quarterly Reports on Form 10-Q. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise.

About Marathon Digital Holdings

Marathon is a digital asset technology company that focuses on supporting and securing the Bitcoin ecosystem. The Company is currently in the process of becoming one of the largest and most sustainably powered Bitcoin mining operations in North America.

For more information, visit www.mara.com, or follow us on:

Twitter: @MarathonDH

LinkedIn: www.linkedin.com/company/marathon-digital-holdings

Facebook: www.facebook.com/MarathonDigitalHoldings

Instagram: @marathondigitalholdings

Marathon Digital Holdings Company Contact:

Telephone: 800-804-1690

Email: ir@mara.com

Marathon Digital Holdings Media Contact:

Email: marathon@wachsman.com